Exhibit 10.3

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE"ACT") OR APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

Original Issue Date: October 12, 2012
Amount: US $250,000

                              CONVERTIBLE DEBENTURE

     FOR VALUE RECEIVED, Western Standard Energy Corp., a Nevada Company (hereinafter called the "Company"), hereby promises to pay to the order of BRL Consulting Inc., as to a 50% interest in this Convertible Debenture, or its assigns, and Gladys Jenks, as to a 50% interest in this Convertible Debenture, or her assigns (collectively, the "Holder") the sum of Two Hundred and Fifty Thousand US Dollars (USD $250,000) (the "Principal Amount"), on the Maturity
Date (as hereinafter defined). This Convertible Debenture (including all Convertible Debentures issued in exchange, transfer or replacement hereof, this "Debenture") is duly issued by the Company pursuant to the terms of a Securities Purchase Agreement entered into between the Company and the Holder on October 12, 2012 ("SPA").

All payments due hereunder (to the extent not converted into Conversion Shares as defined herein, of the Company) in accordance with the terms hereof shall be made in lawful money of the United States. All payments shall be made at the address of the Holder as designated by the Holder or at such address as the Holder shall hereafter give to the Company by written notice made in accordance with the provisions of this Debenture. Whenever any amount expressed to be due by the terms of this Debenture is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day.

     This Debenture is subject to the following additional provisions:

Section 1. Interest. This Debenture shall bear no interest.
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Section 2. Maturity  Date.  The  "Maturity  Date" shall be the date which is the earlier of (i) April 1, 2013; or (ii) the 90th day following the Company's receipt of SEC approval of the Registration Statement (as defined in the SPA).

Section 3. Conversion.

(A) CONVERSION RIGHT. The Holder, upon a Default Event (as defined herein) shall have the right (a "Conversion Right") effective on the 61st day after Holder has provided notice to the Company of such election, to convert all, but not part, of this Debenture into an amount of shares ("Conversion Shares") of common stock of the Company ("Common Stock") which is equal in number to 50% of the total issued and outstanding Common Stock of the Company at the time of conversion. Any Conversion Shares issuable pursuant to the exercise of this Debenture shall be issued as fully paid and non-assessable shares of Common Stock, or any shares of capital stock or other securities of the Company into which such Common Stock shall hereafter be changed or reclassified (the "Conversion"). The Conversion Right set forth in this Section 3 shall remain in full force and effect immediately from the Original Issue Date until this Debenture is paid in full.

(B) ADJUSTMENT TO DUE TO MERGER, CONSOLIDATION, ETC. If at any time when this Debenture is issued and outstanding, there shall be any merger, amalgamation, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of another class or classes of stock or securities of the company or another entity ("Material Transaction"), then the Holder of this Debenture shall thereafter have the right to receive upon conversion of this Debenture, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock and/or securities which the Holder would have been entitled to receive in such transaction had this Debenture been converted immediately prior to the Material Transaction.

Section 4. Default. The entire unpaid balance of the Principal Amount shall, at the election of Holder, be and become immediately due and payable, and (i) the Conversion Right; and (ii) the security agreement, dated as of October 12, 2012, executed by the Company in favour of the Holder pursuant to the SPA and any and all other security documents held by Holder pursuant to this Debenture (collectively, the "Transaction Documents") shall become immediately enforceable, upon the occurrence of any of the following events, subsequent to the date of this Debenture (a "Default Event"):

(a) the non-payment by the Corporation when due of any other payment as provided in this Debenture;

(b) default by the Corporation in the performance of, or compliance with, any term or provision of this Debenture, the SPA or the Transaction Documents, which is not cured within fifteen (15) days after written notice of default is delivered to the Company by the Holder; or
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(c) the  Corporation  (i) applies for or consents to the  appointment  of, or if there shall be a taking of possession by, a receiver, receiver and manager or receiver-manager, custodian, trustee or liquidator for the Corporation or any of its property; a. becomes generally unable to pay its debts as they become due;
(ii) makes a general assignment for the benefit of creditors or becomes insolvent; (iii) files or is served with any petition for relief under any bankruptcy laws or regulations and if served, does not file with the appropriate courts a dispute of the petition within 10 days; (iv) has any judgment entered against it the enforcement of which would materially affect the Corporation; (v) has any attachment, lien or levy made to or against any of its material property or assets; or (vi) has assessed or imposed against it, or if there shall exist, any general or specific lien for a material amount for any federal, state, provincial or municipal taxes or charges against any of its property or assets.

Each right, power or remedy of the Holder, upon the occurrence of any Default Event as provided for in this Debenture or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Debenture or now or hereafter existing at law or in equity or by statute, and the exercise or beginning of the exercise by the holder or transferee hereof of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Holder, on behalf of the Holder, of any or all such other rights, powers or remedies.

Section 5. No Voting Rights. The Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend meetings of stockholders or any other proceedings of the Company.

Section 6. Rule 144 Hold Period. For purposes of Rule 144 under the SECURITIES ACT OF 1933 (the "Act"), it is intended, understood and acknowledged that the Common Stock issuable upon Conversion of this Debenture shall be deemed to have been acquired at the time this Debenture was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon Conversion of this Debenture shall be deemed to have commenced on the date this Debenture was issued.

Section 7. Transfer. This Debenture shall be binding upon the Company and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. This Debenture may be sold, assigned or transferred only in compliance with applicable securities laws and regulations.

Section 8. Governing Law. This Debenture shall be governed by the laws of the Province of British Columbia, as applicable, except in respect to a dispute arising over the title to the Collateral in which event such dispute shall be governed by the laws of the jurisdiction in which the Collateral resides; provided, however, that the Parties agree, in respect to all disputes arising out of this Agreement, to attorn to the courts of the Province of British Columbia and the procedural laws related thereto.
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Section 9. Business Day Definition. For purposes hereof, the term `business day'
shall mean any day on which banks are generally open for business in the Province of British Columbia and excluding any Saturday and Sunday.

Section 10. Notices. Any notice or other communication required or permitted to be given hereunder shall be given as provided herein or delivered against receipt:

                  if to the Company at:

                  980 Skeena Drive
                  Kelowna, B.C. V1V 2K7

                  if to the Holder at:

                  c/o BRL Consulting Inc.
                  3543 West 5th Avenue
                  Vancouver, B.C. V6R 1S1
                  Email: blokash@gmail.com

Any notice or other communication needs to be made by facsimile and delivery shall be deemed give, except as otherwise required herein, at the time of transmission of said facsimile. Any notice given on a day that is not a business day shall be effective upon the next business day.

Section 11. Waiver of any Breach to be in Writing. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as, or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

Section 12. Unenforceable Provisions. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.
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Section 13.  Construction;  Headings.  The  headings of this  Debenture  are for
convenience   of   reference   and  shall  not  form  part  of,  or  affect  the
interpretation of, this Debenture.

     IN WITNESS WHEREOF, Company has caused this Debenture to be signed in its name by its duly authorized officer this 29th day of October, 2012.

                                    COMPANY:

                                    Western Standard Energy Corp.


                                    By: /s/ Dallas Gray
                                       ----------------------------------
                                       Name:
                                       Authorized Signatory